UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(E)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to ss.240.14a-12

 THE BOSTON BEER COMPANY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
No fee required.
Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1)	Title of each class of securities to which transaction applies:
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Fee paid previously with preliminary materials.
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:
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THE BOSTON BEER COMPANY, INC.

IMPORTANT ANNUAL MEETING INFORMATION	000004
ENDORSEMENT_LINE__________ SACKPACK_________

MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6

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Vote by Internet

• Go to www.envisionreports.com/sam

• Or scan the QR code with your smartphone

• Follow the steps outlined on the secure website

Stockholder Meeting Notice	1234 5678 9012 345

Important Notice Regarding the Availability of Proxy Materials for the
The Boston Beer Company, Inc. Stockholder Meeting to be Held on May 17, 2018

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at:

www.envisionreports.com/sam

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

When you go online to view materials, as a Class A Stockholder you can also vote your shares.
Step 1: Go to www.envisionreports.com/sam to view the materials.
Step 2: Click on Cast Your Vote or Request Materials.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before May 6, 2018 to facilitate timely delivery.

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Stockholders Meeting Notice

To our Stockholders:

The 2018 Annual Meeting of the Stockholders of The Boston Beer Company, Inc. (“Boston Beer”, the “Company”, “we”, or “us”) will be held on Thursday, May 17, 2018, at 9:00 a.m. at the Samuel Adams Brewery located at 30 Germania St., Boston, Massachusetts.

The Class A Stockholders will meet for the following purposes:

1.	For the election of three (3) Class A Directors, each to serve for a term of one (1) year;

2.	To conduct an advisory vote to approve the compensation of our Named Executive Officers; and

3.	To consider and act upon any other business that may properly come before the meeting.

The sole holder of Class B Stock will attend for the following purposes:

1.	For the election of four (4) Class B Directors, each to serve for a term of one (1) year;

2.	To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm; and

3.	To consider and act upon any other business that may properly come before the meeting.

The Board of Directors has fixed the close of business on March 19, 2018 as the record date for the meeting. Only stockholders of record on that date are entitled to notice of and to vote at the meeting.

The Board of Directors recommends that Class A Stockholders vote “FOR” the election of the Nominees for Class A Director:
Michael Spillane, Gregg A. Tanner, Jean-Michel Valette; and “FOR” the adoption of the resolution approving the Company’s executive compensation policies and procedures and the 2017 compensation paid to its Named Executive Officers.

THIS IS NOT A BALLOT. YOU CANNOT USE THIS NOTICE TO VOTE YOUR SHARES.

To vote your shares, you may vote in person at the Meeting or you may vote your proxy when you view the materials on the Internet or you can vote by mail by requesting a paper copy of the materials, which will contain a proxy card.

DIRECTIONS TO THE BREWERY

From the South of Boston:

Take 93N to exit 18 (Mass Ave and Roxbury Exit). Go straight down Melnea Cass Blvd toward Roxbury. Once on Melnea Cass Blv. you will go through seven lights. At the eighth light take a left on Tremont St (Landmark: Northeastern University and Ruggles T Station will be on your right when you turn onto Tremont St. Note: Tremont St eventually becomes Columbus Ave). Follow Tremont St through seven lights. Take a right on Amory St (Landmark: look for a big, powder blue Muffler Mart shop on the right - directly after Centre Street). Follow Amory St through 2 lights. After 2nd light take a left on Porter St (Landmark: Directly after Boylston St). Go to the end of Porter St and the Brewery is on the right.

FROM THE NORTH OF BOSTON:

Take 93S to exit 18 (Mass Ave and Roxbury exit) and follow the above directions.

FROM THE SUBWAY:

Take the Orange Line outbound toward Forest Hills. Exit at the Stony Brook stop. Above ground take a left onto Boylston St. Take your first right onto Amory St. Then take your first left onto Porter St to Brewery gate (the Brewery will be at the end of Porter St on your right).

Here’s how to order a copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.

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Internet – Go to www.envisionreports.com/sam. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

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Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

→	Email – Send email to investorvote@computershare.com with “Proxy Materials The Boston Beer Company, Inc.” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by May 6, 2018.

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